SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: January 23, 2009
BioCryst Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification #)
2190 Parkway Lake Drive, Birmingham, Alabama 35244
(Address of Principal Executive Office)
(205) 444-4600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 23, 2009 Randolph C. Steer, M.D., Ph.D., Member of the Board of Directors of BioCryst Pharmaceuticals, Inc. (the “Company”), provided notice to the Company that he has elected not to stand for re-election to the Company’s Board of Directors at the 2009 annual meeting of the shareholders of BioCryst Pharmaceuticals, Inc.
Randolph C. Steer, M.D., Ph.D. was elected a Director in February 1993. He is currently President and Chief Operating Officer of OrthoLogic Corp., an Arizona-based biotechnology firm, since April 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2009	BioCryst Pharmaceuticals, Inc.
	By:	/s/ Alane Barnes
Alane Barnes
General Counsel, Corporate Secretary